                                                                     EXHIBIT 4.1

                       [E-LOAN COMMON STOCK CERTIFICATE]


         [NUMBER]                                         [SHARES]

INCORPORATED UNDER THE LAWS                             COMMON STOCK
 OF THE STATE OF DELAWARE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                              AND A STATEMENT AS TO THE RIGHTS,
                                                PREFERENCES, PRIVILEGES AND
                                                   RESTRICTIONS OF SHARES

                                                     CUSIP 268618 10 7


THIS CERTIFICATE IS TRANSFERABLE
IN RIDGEFIELD PARK, NJ OR NEW YORK, NY


THIS CERTIFIES THAT



is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

E-LOAN, Inc., the transfer of which may be registered on the books maintained for such purpose by or on behalf of the Corporation upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Chris Larsen                                      COUNTERSIGNED AND REGISTERED:
                                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
CHIEF EXECUTIVE OFFICER                                                 TRANSFER AGENT AND REGISTRAR

                              [E-LOAN, INC. SEAL]     BY:

/s/ Frank Siskowski

CHIEF FINANCIAL OFFICER                                                 AUTHORIZED SIGNATURE


-----------------------------------------------
AMERICAN BANK NOTE COMPANY    MAY 4, 1999
711 ARMSTRONG LANE            00_____FR
COLUMBIA, TN 38401
(931) 388-3003                Proof ____ REV 3
(FAX) (931) 381-3810
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
                                  E-LOAN, INC.

     A statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT -............Custodian .............
TEN ENT - as tenants by the entireties                                 (Cust)                 (Minor)
JT TEN  - as joint tenants with right of                           under Uniform Gifts to Minors
          survivorship and not as tenants                          Act ............................
          in common                                                              (State)
                                                  UNIF TRF MIN ACT -..........Custodian (until age .....)
                                                                       (Cust)

                                                                    .............under Uniform Transfers
                                                                       (Minor)
                                                                    to Minors Act .......................
                                                                                      (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------------



                                        X
                                          --------------------------------------
                                        X
                                          --------------------------------------
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By
  ---------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCK BROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-1E.


------------------------------------------------
 AMERICAN BANK NOTE COMPANY   APRIL 21, 1999
 711 ARMSTRONG LANE           00_______BK
 COLUMBIA, TN 38401
 (931) 388-3003
 (FAX) (931) 381-3810          Proof___ REV 1
------------------------------------------------